UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


Date of Report (Date of earliest event reported): February 7, 2007

GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME P-1 LIMITED PARTNERSHIP
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       (Exact name of Registrant as specified in its Charter)


   Texas                 0-17800             73-1330245
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(State or other       (Commission       (I.R.S. Employer
jurisdiction of        File Number)      Identification No.)
incorporation)

            Two West Second Street, Tulsa, Oklahoma 74103
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         (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)
      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On February 7, 2007, the Geodyne Institutional/Pension Energy Income P-1 Limited Partnership (the "Partnership") sold its interest in the Shannon Unit to Blue Water Energy Partners, L.P. (the "Shannon Sale") and its interests in several Wolfe and Tubb Estate properties to Endeavor Energy Resources LP (the "Wolfe Sale"). The Shannon and Wolfe Sales were the result of continued negotiations following an auction of oil and gas properties conducted by The Oil and Gas Asset Clearinghouse on February 1, 2007 in Houston, Texas (the "Auction"). The completion of the Shannon and Wolfe Sales, when combined with the sale of the Partnership's interests in a number of non-material producing properties to independent third parties at the Auction, triggered the disclosure requirements for a Current Report on Form 8-K. The combined net proceeds from the Auction and the Shannon and Wolfe Sales are shown below:


                                    Reserves
Number                               Sold as        Reserve
  of     Location       Number     of 12/31/05       Value
 Wells      of            of        Oil    Gas        Sold        Net
 Sold   Properties    Purchasers  (Bbls)  (Mcf)     12/31/05   Proceeds
------- -------------  ---------  ------ -------    --------    --------
  24       Texas          9       28,884  85,207    $766,288    $442,260

     The transactions are subject to standard auction closing conditions.

     The proceeds from the Auction, less any additional transaction costs, will be included in the February 15, 2007 cash distributions paid by the Partnership. The proceeds from the Shannon and Wolfe Sales, less any additional transaction costs, will be included in the May 15, 2007 cash distributions paid by the Partnership.

     This sale was part of the General Partner's plan (previously disclosed in the Partnership's December 31, 2005 Annual Report on Form 10-K) to sell an increased amount of the Partnership's properties as a result of the generally favorable current environment for oil and gas dispositions. Additional properties will be sold at auctions in 2007 in anticipation of the Partnership's scheduled termination on December 31, 2007 (see current report on Form 8-K filed February 7, 2007).






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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         The pro forma financial information that would be required pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before February 16, 2007.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GEODYNE INSTITUTIONAL/PENSION ENERGY
                                       INCOME P-1 LIMITED PARTNERSHIP

                                       By: GEODYNE RESOURCES, INC.
                                       General Partner

                                      //Dennis R. Neil//
                                       -----------------------------
                                       Dennis R. Neill
                                       President

DATE: February 13, 2007









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